UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULA 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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   NETWORK EQUIPMENT TECHNOLOGIES, INC.

Name of the Registrant as Specified In Its Charter

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Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to be held on August 14, 2007.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

The following materials are available for view:

Annual Report

Notice of Annual Meeting and Proxy Statement

To view this material, have the 12-digit Control #'(s) available and visit:  www.investoreconnect.com

If you want to receive a paper or e-mail copy of the above listed documents you must request one. There is no charge to you for requesting a copy.

To facilitate timely delivery please make the request as instructed below on or before 8/1/07.

To request material:

Internet:  www.investoreconnect.com

Telephone: 1-800-579-1639

**Email: sendmaterial@investoreconnect.com

**If requesting material by e-mail please send a blank e-mail with the 12 Digit Control# (located on the following page) in the subject line. Requests, instructions and other inquiries will NOT be forwarded to your investment advisor.

NETWORK EQUIPMENT TECHNOLOGIES, INC.
NETWORK EQUIPMENT TECHNOLOGIES, INC. 6900 PASEO PADRE PARKWAY FREMONT, CA 94555

 Vote By Internet

To vote now by Internet, go to WWW.PROXYVOTE.COM. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions.

The Annual Meeting for holders as of 6/19/07
is to be held on 8/14/07 at 10:00 a.m. PDT
at:

Company’s Headquarters

6900  Paseo  Padre  Parkway

Fremont, CA 94555

______________________

To obtain directions to the Annual Meeting, please call Investor

Relations at 510-713-7300 or Visit www.net.com, then click on

“Contact Us” at the top of the page.

Voting items

Vote on Director

1.

To elect Dixon R. Doll as a Class II Director to serve until the 2010 Annual Meeting of Stockholders and until a successor, if any, is elected and qualified.

Vote on Proposal

2.

To ratify the appointment of Deloitte & Touche LLP as the Company's independent registered public accounting firm for the fiscal year ending March 28, 2008.

Vote on Proposal

3A.    To approve an amendment to the Company's 1993 Stock Option Plan to revise certain provisions regarding automatic stock option grants to non-employee members of the Board of Directors, including the vesting provisions of such grants.

Vote on Proposal

3B.    To approve, contingent upon the approval of the amendment to the Company's 1993 Stock Option Plan, as described above, an amendment to outstanding stock options granted to the Class II director not standing for reelection, such that the unvested portions of such options become fully vested at the end of such director's term.

Your vote is important. Please vote immediately.